Signifcant Accounting Policies (Details)	12 Months Ended
Dec. 31, 2020
Disclosure of significant accounting policies [text block] [Abstract]
Number of segments	5
Value added tax rate	13.00%
Estimated useful life	20 years
Currency translation reserve, description	In accordance with the relevant laws and regulations of PRC, the subsidiaries of the Group established in PRC are required to transfer 10% of its annual statutory net profit (after offsetting any prior years’ losses) to the statutory reserve. When the balance of such reserve reaches 50% of the subsidiary’s share capital, any further transfer of its annual statutory net profit is optional. Such reserve may be used to offset accumulated losses or to increase the registered capital of the subsidiary subject to the approval of the relevant authorities. However, except for offsetting prior years’ losses, such statutory reserve must be maintained at a minimum of 25% of the share capital after such usage.